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                                                                   EXHIBIT 10.17

                                   AGREEMENT
                                   ---------

     THIS AGREEMENT made and entered into as of the 14th day of May, 1996, by and between MGI PHARMA, INC., a Minnesota corporation (the "Company"), and Charles N. Blitzer, an individual resident of Potomac, Maryland ("Blitzer").

     WHEREAS, in connection with Blitzer's acceptance of employment with the Company, the Company wishes to sell Blitzer shares of the Company's common stock so that Blitzer will have a vested interest in the successful and profitable operation of the Company; and

     WHEREAS, Blitzer desires to purchase shares of the Company's common stock on the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the premises and of the respective undertakings of the parties set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Blitzer agree as follows:

     1. Stock Subscription. Blitzer agrees to purchase from the Company, and the Company hereby agrees to sell to Blitzer, in accordance with the terms of this Agreement, that number of whole shares of Common Stock (the "Shares") having an aggregate fair market value of Fifty-seven Thousand Dollars ($57,000.00). The fair market value of each of the Shares to be purchased by Blitzer shall be the closing price of one share of the Company's common stock on the Nasdaq New Market System on the date of purchase.

     2. Manner of Payment. The purchase price will be payable to the Company contemporaneously with the execution of this agreement by delivery to the Company of Blitzer's promissory note (the "Promissory Note"), which Promissory Note shall be in the form of the attached Exhibit A.

     3. Delivery of the Shares. Upon receipt from Blitzer of the Promissory Note, the Company shall issue and deliver to Blitzer duly authorized and executed stock certificates representing the Shares.

     4. Investment Representation. Blitzer hereby represents and agrees that the Shares are being acquired for investment purposes and not with the view toward the distribution or sale thereof in a public offering within the meaning of the federal Securities Act of 1933, as amended (the "Securities Act"). Blitzer acknowledges that such shares will be restricted stock within the meaning of the Securities Act, that they will not be registered under either the federal or applicable state securities law, and that the Company will be relying upon the foregoing investment representation in issuing such shares to Blitzer. Blitzer acknowledges that the transferability of such shares will be subject to restrictions imposed by all
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applicable federal and state security laws and agrees that the certificates evidencing such shares may be imprinted with an appropriate legend setting forth these restrictions on transferability.

     5. Registration Right. Upon written request by Blitzer, the Company shall prepare and file a registration statement on Form S-3 (the "Registration Statement") under the Securities Act covering the sale of the Shares by Blitzer and shall use reasonable best efforts to cause such Registration Statement to become and remain effective for a period of [6] months after the effective date of the Registration Statement (the "Effective Period"), or such shorter period that shall terminate (i) when all the Shares covered by the Registration Statement have been sold or (ii) at any time when Blitzer is entitled to sell all the Shares without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation). Blitzer agrees, however, that if requested by the Company, he will not effect any sale of Shares pursuant to the Registration Statement for a period of not more than [90] days during the Effective Period if deemed necessary (i) by the Company or any underwriter in connection with the offering of shares of Company common stock, or (ii) by the Company if the Company is in possession of material information that has not been disclosed to the public and the Company reasonably deems disclosure of such information in a registration statement to be inadvisable. The Company shall bear all costs and fees associated with the registration including, without limitation, the following fees, costs and expenses: all registration, filing and Nasdaq fees, printing expenses, fees and disbursements of the Company's counsel and accountants, all internal Company expenses, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for Blitzer, underwriting discounts and commissions and transfer taxes for Blitzer shall be borne by Blitzer.

     6. Miscellaneous. This Agreement shall be binding upon, shall inure to the benefit of and be enforceable against the Company and Blitzer and their respective heirs, successors and assigns. This Agreement shall in all respects be governed, enforced and interpreted in accordance with the laws of the state of Minnesota.

IN WITNESS WHEREOF, the Company and Blitzer have executed this agreement as of the date set forth in the first paragraph.


MGI PHARMA, INC.                                      /s/ Charles N. Blitzer
                                                      --------------------------
                                                        Charles N. Blitzer

By  /s/ Lori-jean Gille
   ------------------------
Its  V.P., General Counsel
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